EX-99.B-77Q1

                 WADDELL & REED ADVISORS GLOBAL BOND FUND, INC.

SUB-ITEM 77Q1(a):   Amendments to Registrant's Bylaws:

     Amendment to Bylaws, dated November 19, 2003, filed by EDGAR on January 28, 2004 as Ex-99.B(a)gbbylawamend to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (incorporated by reference herein).